UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 25, 2025

QCR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3551 Seventh Street, Moline, Illinois 61265
(Address of Principal Executive Offices) (Zip Code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	QCRH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Redemption of 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030

On July 25, 2025, QCR Holdings, Inc. (the “Company”) issued a notice of full redemption (the “2030 Notice”) pursuant to that certain Additional Paying Agent and Co-Registrar Agreement, dated as of September 22, 2020, between Guaranty Federal Bancshares, Inc., as original issuer (“Guaranty”), and Wilmington Trust, National Association, as paying agent and co-registrar (“Wilmington”), as supplemented by that certain First Supplemental to Additional Paying Agent and Co-Registrar Agreement and Note, dated as of April 1, 2022, by and between Wilmington, the Company, as successor issuer, and Guaranty, governing the Company’s 5.25% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “2030 Notes”).

Pursuant to the 2030 Notice, the Company gave holders of the 2030 Notes notice that it intends to redeem all $20.0 million of the outstanding 2030 Notes on September 30, 2025 (the “2030 Note Redemption Date”) at a redemption price equal to 100% of the aggregate principal amount of the 2030 Notes, plus accrued and unpaid interest thereon to, but excluding, the 2030 Note Redemption Date, in an aggregate amount of $20,522,083.

Redemption of 5.125% Fixed-to-Floating Rate Subordinated Notes due 2030

On July 25, 2025, the Company issued a notice of full redemption (the “MW Notice”) under that certain Subordinated Note Purchase Agreement, dated as of September 14, 2020, by and between the Company and Modern Woodmen of America (“MW”), governing the Company’s 5.125% Fixed-to-Floating Rate Subordinated Note due 2030 (the “MW Note”).

Pursuant to the MW Notice, the Company gave MW notice that it intends to redeem all $50.0 million of the outstanding MW Note on September 15, 2025 (the “MW Note Redemption Date”) at a redemption price equal to 100% of the aggregate principal amount of the MW Note, plus accrued and unpaid interest thereon to, but excluding, the MW Note Redemption Date, in an aggregate amount of $50,633,507.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Date: July 25, 2025	By:	/s/ Todd A. Gipple
Todd A. Gipple
President and Chief Executive Officer